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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 13, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

         DELAWARE                     0-13667               22-2677298
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)

 1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA                15235
    (Address of Principal Executive Offices)                 (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on December 13, 2005. The following information is being provided under Item 2.02 Disclosure of Results of Operations and Financial
Condition:

On December 13, 2005, PDG Environmental, Inc., issued a press release reporting its results of operations during the three and nine months ended October 31, 2005. A copy of the press release is furnished as exhibit 20 of this report.


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ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (c) Exhibits


EXHIBITS                          DESCRIPTION
--------                          -----------

20           Press Release dated December 13, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                   PDG ENVIRONMENTAL, INC.




                                   By   /s/John C. Regan
                                        ----------------------------------------
                                            JOHN C. REGAN

                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER




Date: December 14, 2005


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                                  EXHIBIT INDEX
                                  -------------

20 Press Release dated December 13, 2005 reporting results of operations during the three and nine months ended October 31, 2005.


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